TRANSACTIONS WITH RELATED PARTIES	12 Months Ended
Dec. 31, 2012
TRANSACTIONS WITH RELATED PARTIES [Abstract]
TRANSACTIONS WITH RELATED PARTIES
Note 16:-	Transactions with related parties

Kibbutz Sdot-Yam

The Company's controlling shareholder, Kibbutz Sdot-Yam, established Caesarstone in 1987 and has an ownership interest in the Company of approximately 54%. Caesarstone is party to a series of agreements with the Kibbutz that govern different aspects of the Company's relationship and are described below.

a.	Manpower Agreement with Kibbutz:

In March 2001, Caesarstone entered into a manpower agreement with Kibbutz Sdot-Yam, which was amended in December 2006. Pursuant to that agreement, Kibbutz Sdot-Yam agreed to provide the Company with labor services staffed by Kibbutz members, candidates for Kibbutz membership and residents of the Kibbutz (a "Kibbutz Appointee"). Under the agreement, the Kibbutz has agreed to make available to the Company, at the Company's request, workers for up to 80 permanent positions and up to 40 temporary positions. Each position is for at least 90 hours of work per month.

In consideration for the manpower services provided, the Company pays to the Kibbutz fees either on an hourly basis or a flat monthly basis at the Company's election. The Company has agreed to increase the amount paid to the Kibbutz Appointees above the agreed rate in certain circumstances in which the average agreed upon salary of the Company's other employees increases as a result of an increase in the Israeli employee salary index; however, the Company has also agreed not to decrease the amount paid to the Kibbutz Appointees if the average salary of the Company's other employees decreases as a result of a decrease in the number of the Company's employees who are not Kibbutz Appointees. The Company is not responsible for paying any other work-related expenses (including insurance expenses), other than monthly fees, for Kibbutz Appointees.

The agreement was terminated by the parties on December 31, 2010 and replaced by a new agreement effective from January 1, 2011.

On July 2011, a new manpower agreement was signed with a term of 10 years from January 1, 2011. Under the new manpower agreement, Kibbutz Sdot-Yam will provide the Company with labor services staffed by Kibbutz Appointees. The consideration to be paid for each Kibbutz Appointee will be based on the Company's total cost of employment for a non-Kibbutz Appointee employee performing a similar role. The number of Kibbutz Appointees may change in accordance with the Company's needs. Under the new manpower agreement, the Company will notify Kibbutz Sdot-Yam of any roles that require staffing, and if the Kibbutz offers candidates with skills similar to other candidates, the Company will give preference to hiring of the relevant Kibbutz members. Kibbutz Sdot-Yam is entitled under this new agreement, at its sole discretion, to discontinue the engagement of any Kibbutz Appointee of manpower services through his or her employment by Kibbutz Sdot-Yam and require such appointee to become employed directly by the Company. The Company will contribute monetarily to assist with the implementation of a professional reserve plan to encourage young Kibbutz members to obtain the necessary education for future employment with the Company. The Company will provide up to NIS 250,000 ($67) per annum for this plan linked to changes in the Israeli consumer price index plus VAT. The Company will also implement a policy that prioritizes the hiring of such young Kibbutz members as the Company's employees upon their graduation. The letter of understanding further indicates that the definitive new manpower agreement will include Kibbutz Sdot-Yam's obligation to customary liability, insurance, indemnification and confidentiality and intellectual property provisions.

Manpower service fees were $3,897, $4,772 and $3,846 for the years ended December 31, 2010, 2011 and 2012, respectively.

b.	Services from the Kibbutz:

In December 2006, the Company entered into a services agreement with the Kibbutz pursuant to which the Kibbutz provides the Company with electricity, sewerage, maintenance, landscaping, security and other similar services. In consideration for these services, the Company pays the Kibbutz an aggregate annual amount of NIS 500,000 plus amounts based on the Company's consumption of services. This amount is subject to change at the discretion of a committee established for that purpose under the agreement. The amount has not increased since the agreement was originally signed. The initial term of the agreement was for one year commencing in January 2006 and the agreement renews annually for additional one-year periods unless terminated by either party upon 90-days prior notice. The agreement was terminated immediately following the IPO and replaced by a new services agreement, signed on July 20, 2011 and amended on February 13, 2012, with a term of eight years from the closing of the IPO.

Under the new services agreement, Kibbutz Sdot-Yam will provide the Company, among other things, with sewage infrastructure services, water supply, meals, laundry, post-delivery and other services, that Kibbutz Sdot-Yam will be granted the first refusal right for their supply to the Company, under terms that the Company may obtain from third parties. The amount that the Company will pay to the Kibbutz will generally be determined based on the amount of services the Company consumes. The amount the Company pays for services will be subject to adjustment every six months for increases in the Israeli consumer price index.

The Company's service fees to the Kibbutz pursuant to the services agreement totaled $1,620, $1,719 and $2,113 for the years ended December 31, 2010, 2011 and 2012, respectively.

c.	Management Services Agreement with the Kibbutz:

Pursuant to a management services agreement entered into on December 25, 2006, the Kibbutz provides the Company with management services, including, without limitation, strategic, operational and technical advisory services and directorship services, and the Company agreed to pay the Kibbutz a management fee of NIS 1.2 million linked to the Israeli consumer price index from December 2006 plus 7.2% of the Company's annual pre-tax net income before payment of the management fee.

The Company's management service fees to the Kibbutz pursuant to the management services agreement totaled $3,403, $3,105 and $477 for the years ended December 31, 2010, 2011 and 2012, respectively.

The management services agreement was terminated immediately upon the closing of the IPO.

d.	Land Use Agreement with the Kibbutz:

The Company's principal offices and research and development facilities, as well as one of its two manufacturing facilities, are located on the grounds of the Kibbutz and include a building of approximately 23,000 square meters and unbuilt areas of approximately 58,000 square meters. The Kibbutz permits the Company to use the land and facilities pursuant to a land use agreement signed in January 2001. At present, the agreement automatically renews for up to five consecutive three-year terms until November 30, 2025 unless either party gives the other party two years' prior written notice of termination. The Company pays a monthly fee to the Kibbutz which is currently the NIS equivalent of $6.00 per square meter of the building and $1.50 per square meter of unbuilt property plus VAT, calculated based on the dollar-NIS representative exchange rate on the date of each payment, which may not be less than NIS 4.041 per $1.00. The agreement was terminated immediately following the IPO and replaced by a new land use agreement, signed on July 20, 2011 and amended on February 13, 2012.

The new land use agreement has a term of 20 years commencing on April 1, 2012. Under the new land use agreement, Kibbutz Sdot-Yam permits the Company to use approximately 100,000 square meters of land, consisting of facilities and unbuilt areas, in consideration for an annual fee of NIS 12.6 million ($3,400) in 2012 and NIS 12.9 million ($3,500) in 2013, in each case plus VAT, and beginning in 2013, adjusted every six months based on any increase of the Israeli consumer price index compared to the index as of January 2011.

Pursuant to an agreement dated January 4, 2012, for the settlement of reimbursement for building expenses incurred by the Company from January 2012, NIS 82,900 ($22) and NIS 43,000 ($12) will not be included in the land use fees until the year 2020 and year 2015, respectively.

The annual fee may be adjusted after January 1, 2021 (or after January 1, 2018 if the Kibbutz is required to pay significantly higher lease fees to the ILA or the Edmond Benjamin de Rothschild Caesarea Development Corporation Ltd.) and every three years thereafter, if Kibbutz Sdot-Yam chooses to obtain an appraisal. The appraiser will be mutually agreed upon or, in the absence of agreement, will be chosen by Kibbutz Sdot-Yam out of the list of appraisers recommended at that time by Bank Leumi Le-Israeli ("Bank Leumi"). Under the new land use agreement, the Company may not terminate the operation of either of its two production lines at its plant in Kibbutz Sdot-Yam as long as the Company continues to operate production lines elsewhere in Israel, and its headquarters must remain at Kibbutz Sdot-Yam. The Company may also not decrease or return to Kibbutz Sdot-Yam any part of the land underlying the new land use agreement; however, it may submit a written request to Kibbutz Sdot-Yam to return certain lands. Kibbutz Sdot-Yam will have three months to accept or reject such request, in its sole discretion, provided that if it does not respond within such three-month period, the Company will be entitled to sublease such lands to a person approved in advance by Kibbutz Sdot-Yam. In such event, the Company will continue to be liable to Kibbutz Sdot-Yam with respect to such lands.

Pursuant to the new land use agreement, if the Company needs additional facilities on the land that the Company is permitted to use in Kibbutz Sdot-Yam, subject to obtaining the permits required by law, Kibbutz Sdot-Yam will build such facilities for the Company, by using the proceeds of a loan that the Company will make to Kibbutz Sdot-Yam, which loan shall be repaid to the Company by off-setting the monthly additional payment that the Company will pay for such new facilities and, if not fully repaid during the land use agreement term, upon termination thereof.

In addition, the Company has committed to fund the cost of construction, up to a maximum of NIS 3.3 million ($900) plus VAT, required to change the access road leading to Kibbutz Sdot-Yam and its facilities, such that the entrance of the Company's facilities will be separated from the entrance into Kibbutz Sdot-Yam.

The Company's payments pursuant to this land use agreement totaled $3,007, $3,020 and $3,516 for the years ended December 31, 2010, 2011 and 2012, respectively.

e.	Land Purchase Agreement and Leaseback:

During September 2012, the Company completed the selling of the rights in the lands and facilities of the Bar-Lev Industrial Center (the "Bar-Lev Grounds") to Kibbutz Sdot-Yam in consideration for NIS 43.7 million (approximately $10,900). The carrying value of the Bar-Lev grounds at the time of closing this transaction was NIS 39 million (approximately $9,900). The land purchase agreement was executed simultaneously with the execution of a land use agreement. Pursuant to the land use agreement, Kibbutz Sdot-Yam will permit the Company to use the Bar-Lev Grounds for a period of 10 years commencing on September 2012 that will be automatically renewed, unless the Company gives two years prior notice, for a ten-year term in consideration for an annual fee of NIS 4.15 million (approximately $1,100) to be linked to increases in the Israeli consumer price index. The fee is subject to adjustment following January 1, 2021 and every three years thereafter at the option of Kibbutz Sdot-Yam if Kibbutz Sdot-Yam chooses to obtain an appraisal that supports such an increase. The appraiser would be mutually agreed upon or, in the absence of agreement, will be chosen by Kibbutz Sdot-Yam from a list of assessors recommended at that time by Bank Leumi.

Pursuant to the agreement discussed in the preceding paragraphs, prior to October 2017, if the Company wishes to acquire or lease any additional lands, whether in the Bar-Lev Grounds or elsewhere in Israel, for the purpose of establishing new plants or production lines: (i) Kibbutz Sdot-Yam will purchase the land and build the required facilities on such land at its own expense in accordance with the Company's needs; (ii) the Company will perform any additional building and necessary adjustments at the Company's expense; and (iii) Kibbutz Sdot-Yam will lease the land and the facility to the Company under a long-term lease agreement with terms to be negotiated in accordance with the then prevailing market price.

The Company's equipment that resides within the premises is considered integral equipment (as defined in ASC 360-20-15-4) due to the significant costs involved in relocating such equipment. Since the Company did not sell this equipment to Kibbutz Sdot-Yam as part of the transaction, the transaction is considered a partial sale and leaseback of real estate. As a result, the transaction does not qualify for "sale lease-back" accounting (as it is a failed sale from an accounting perspective) as defined under the relevant provisions of ASC 360-20, and the Company recorded the entire amount received as consideration as a liability while the land and building will remain on its books until the end of the lease term under the provisions of ASC 840-40. If amounts to be paid under the arrangement were to be accreted as a liability based on the Company's incremental borrowing rate, the resulting liability would not cover the anticipated depreciated cost of the building and land at the end of the lease (thereby creating a built-in loss). The entire amount that was paid was accreted to the full anticipated book value of the land and building at the end of the lease term using a higher effective interest rate that will equalize the amounts paid to the full anticipated book value of the land and building at the end of the lease. As of December 31, 2012, the Company recorded a liability of $11,545 as a result of this transaction.

The financing leaseback from related party matures as of December 31, 2012 as follows:

2013	$463
2014	490
2015	518
2016	549
2017	581
2018 and thereafter	8,944
$11,545

The balance at December 31, 2012, includes $921 of deferred tax assets on the Company liability and a $784 deferred tax liability on the buildings depreceiation during the next 10 years due to temporary differences between the carrying amounts of the property and the liability for financial reporting purposes and the amounts used for income tax purposes.

The Company's payments pursuant to this land purchase agreement and leaseback totaled $3,516 for the year ended December 31, 2012.

Tene

f.	Management Services Agreement with Tene:

Pursuant to an investment agreement, the Company entered into a management services agreement with Tene on December 25, 2006, in which the Company agreed to pay Tene an annual management fee of NIS 600,000 linked to the annual increases in the Israeli consumer price index from December 2006 (payable on a quarterly basis) plus 1.0% of the Company's annual pre-tax income before the payment of the management fee based on the Company's annual financial reports (payable 30 days following approval of the Company's annual financial statements for each year). These amounts bear interest at an annual interest rate of 3.5% from their due date until actual payment. Commencing on January 3, 2010, the amount of the annual management fee was increased to NIS 870,000, linked to annual increases in the Israeli consumer price index plus 1.58% of the amount of the Company's annual pre-tax income before payment of the management fee based on the Company's annual financial statements.

On December 31, 2011, the management services agreement was automatically renewed for an additional three-year period. The management services agreement was terminated immediately upon the closing of the IPO.

The Company paid Tene management fees totaling $909, $853 and $161 for the years ended December 31, 2010, 2011 and 2012, respectively.

Details on transactions and balances with related parties

a.	The Company has, from time to time, entered into transactions with its shareholders (the Kibbutz and Tene) and affiliate (U.S. Quartz).

The following table summarizes transactions with related parties:

	Year ended December 31,
	2010	2011	2012

Revenues (to affiliated company-U.S. Quartz(*))	$30,916	$12,833	$-
Cost of revenues	$26,967	$14,720	$6,147
Research and development	$294	$347	$301
Selling and marketing	$675	$806	$682
General and administrative	$6,715	$6,169	$3,053
Financial and other income, net	$73	$29	$236

(*)	Through the acquisition date on May 18, 2011.

b.	Balances with related parties:

	December 31,
	2011	2012

Accounts payable	$5,437	$2,888
Long-term loan and financing leaseback from related party (1,2)	$1,820	$12,188

(1)	On January 17, 2011, a loan of 4 million Canadian dollars was made to Caesarstone Canada Inc. by its shareholders, CIOT and the Company, on a pro rata basis. The loan bears interest until repayment at a per annum rate equal to Bank of Canada's prime business rate plus 1/4 percent. The loan is due four years following the date on which it was made. The interest accrued on the loan is payable on a quarterly basis.
(2)	In September, 2012, a financing leaseback of $10.9 million related to the Bar-Lev transaction was granted to the Company by Kibbutz Sdot-Yam,. The financing leaseback bears interest until repayment at a per annum rate equal to 5.87% and is subject to adjustment for increases in the Israeli consumer price index.